UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event):  February 10, 2015

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POSTROCK ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

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Commission File No. 001-34635

Delaware	27-0981065
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)
210 Park Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant’s Telephone Number, including Area Code:  (405) 600-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01Entry into a Material Definitive Agreement.

On February 10, 2015, PostRock Energy Corporation (“PostRock”) entered into an At-The-Market Issuance Sales Agreement with MLV & Co. LLC (“MLV”), as agent, relating to the offering from time to time of shares of PostRock common stock (the “Sales Agreement”).  The offering of such shares is registered under the Securities Act of 1933 pursuant to PostRock’s registration statement on Form S-3 (Registration No. 333-195899), and is being made pursuant to a prospectus dated September 4, 2014, as supplemented by a prospectus supplement dated February 10, 2015, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.

Under the Sales Agreement, sales of shares of PostRock common stock, if any, may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act, which includes sales made directly on the NASDAQ Global Market, on any other existing trading market for the common stock or to or through a market maker, or in privately negotiated transactions, subject to PostRock’s approval.  MLV will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreeable terms between MLV and PostRock.  We or MLV may suspend the offering of common stock upon notice and subject to other conditions.  As an agent, MLV will not engage in any transactions that stabilize the price of the common stock.

Pursuant to the Sales Agreement, the commission to MLV for sales of PostRock common stock will be 3% of the gross proceeds from the sales.  PostRock has agreed to provide indemnification and contribution to MLV against certain liabilities, including liabilities under the Securities Act.  The Sales Agreement is filed as an exhibit to this Current Report.

In compliance with the guidelines of the Financial Industry Regulatory Authority (“FINRA”), the aggregate maximum discount, commission, agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of the gross offering proceeds from any offering pursuant to the prospectus included in the above-referenced registration statement and any applicable prospectus supplement or pricing supplement, as the case may be.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT NUMBER		DESCRIPTION

5.1	—	Opinion of Baker Botts L.L.P.
10.1	—	At-The-Market Issuance Sales Agreement dated February 10, 2015 between PostRock Energy Corporation and MLV & Co. LLC
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTROCK ENERGY CORPORATION

By: /s/ Stephen L. DeGiusti

Stephen L. DeGiusti

Executive Vice President, General Counsel and Secretary

Date:  February 10, 2015